DWS Equity Sector Strategy Fund
Summary Prospectus | December 1, 2022

Class/Ticker	A	SUPAX	C	SUPCX	INST	SNPTX	S	SPGRX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated December 1, 2022, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks to maximize total return.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 14), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 40) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	C	INST	S
Management fee	0.29	0.29	0.29	0.29
Distribution/service (12b-1) fees	0.24	1.00	None	None
Other expenses[2]	0.49	0.62	0.69	0.69
Total annual fund operating expenses	1.02	1.91	0.98	0.98
Fee waiver/expense reimbursement	0.29	0.43	0.50	0.50
Total annual fund operating expenses after fee waiver/expense reimbursement	0.73	1.48	0.48	0.48
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2 “Other expenses” for Institutional Class are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through November 30, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.73%, 1.48%, 0.48% and 0.48% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C to Class A after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	C	INST	S
1	$645	$251	$49	$49
3	854	558	262	262
5	1,079	992	493	493
10	1,726	1,965	1,156	1,156
You would pay the following expenses if you did not redeem your shares:
Years	A	C	INST	S
1	$645	$151	$49	$49
3	854	558	262	262
5	1,079	992	493	493
10	1,726	1,965	1,156	1,156
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The fund seeks to achieve its objective by employing an active investment strategy that invests primarily in the stocks comprising the S&P 500® Index, the fund’s benchmark index (the “benchmark”). The fund typically invests directly in common stocks, but may also invest in derivatives (see “Derivatives” subsection) that provide exposure to the stocks of the companies in the benchmark. To achieve exposure to the stocks of the companies in the benchmark, the fund may also invest, on a limited basis, in various sector and/or industry focused mutual funds and ETFs.
Portfolio management, in its discretion will adjust, or “tilt,” upwards or downwards the fund’s levels of investments in benchmark sectors and industries relative to the benchmark sector/industry weights to reflect portfolio management’s ongoing assessments of such sectors and industries. This tilt strategy seeks to outperform the benchmark by identifying sector and industry preferences. The sector and industry preferences, which will be expressed as over, under or equal weight portfolio positions versus benchmark weights, are based on a fundamental research process that estimates the current and future earnings of each industry and sector. These earnings estimates are then valued using intrinsic valuation techniques that capitalize earnings estimates with discount rates that reflect risk and long-term growth potential. This analysis is performed on regular basis across all industries and sectors to determine portfolio preferences and the active weights. Portfolio management seeks to maintain industry and sector active weights for periods of generally 6 to 36 months. Sector active weights will generally be less than 5% over or underweight versus the benchmark, while industry active weights will generally be less than 10% over or under weight versus the benchmark. However, active weights can be larger or smaller and can be applied for shorter or longer periods than are generally targeted based on portfolio management’s assessment of market conditions and other macroeconomic circumstances.
The over- and under-weight decisions will be made at the sector and industry level. Individual securities would maintain their proportionate weights within the benchmark sector or industry. When the sector/industry weight is raised, that additional weight for the sector/industry would be allocated to each security within the sector/industry based upon the weight of that security within the benchmark sector. There is no sampling or equal weighting of stocks in this process.
From time to time, the fund may invest in securities that are not included in the benchmark and the fund’s portfolio may differ substantially from the benchmark because of the industry and sector tilts.
Management process. Portfolio management will evaluate each sector and industry for its total return potential versus that of the benchmark. When making upwards or downwards adjustments to benchmark sector and industry positions, portfolio management will utilize a macro-minded (focused on broad market and industry factors) and intrinsic valuation oriented (using a disciplined process to evaluate deviations from estimates of intrinsic value) framework. This framework will include a fundamental assessment of the earnings outlook and observed valuation of each industry and sector. Assessments will utilize the macro views of the DWS Chief Investment Officer (CIO) Americas strategy team and key global DWS CIO View forecasts. Assessments will also take into consideration Environmental, Social and Governance (ESG) related risks and opportunities at the industry and sector level. Such CIO views and ESG risks and opportunities will influence portfolio management’s estimates of future earnings and cost of capital by industry and sector. Based on this fundamental assessment of the earnings outlook and observed valuation of each industry and sector, portfolio management identifies sector and industry preferences. Portfolio management does not expect to exclude or screen out individual securities from the benchmark universe based on ESG criteria except in extraordinary

DWS Equity Sector Strategy Fund
Summary Prospectus December 1, 2022

circumstances, when portfolio management’s assessment is that an individual company poses an extreme economic risk based on ESG factors.
The portfolio management process uses estimates and forecasts and is subject to the uncertainty of such forward looking analysis and judgement. These estimates are reviewed by portfolio management on a regular basis (generally at least monthly) along with the industry and sector active weights.
Portfolio management may use various industry standard third-party portfolio management and construction tools and other common portfolio management techniques to assess the sources of risk to the fund and to help control portfolio turnover, tax efficiency, and other factors.
Derivatives. Portfolio management generally may use futures contracts and options, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or sector, to keep cash on hand to meet shareholder redemptions or for other needs while maintaining exposure to the stock market.
The fund may also use other types of derivatives, including total return swaps and currency forwards (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or sector, or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Strategy risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of sectors, industries, companies, economic trends, ESG risks and opportunities, the relative attractiveness of different sectors and industries, or other matters.
Market disruption risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, and debt levels and credit ratings, among others. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets, including the investments held by the fund. In addition, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursions and the resulting sanctions could adversely affect global energy, commodities and financial markets and thus could affect the value of the

DWS Equity Sector Strategy Fund
Summary Prospectus December 1, 2022

fund's investments. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
Other market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, which at times has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic.
Adverse market conditions or particular market disruptions, such as those caused by Russian military action and the COVID-19 pandemic, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be

DWS Equity Sector Strategy Fund
Summary Prospectus December 1, 2022

corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Institutional Class is a new class of shares and therefore does not have a full calendar year of performance available.
On each of August 9, 2021, July 29, 2019 and October 19, 2015, the fund’s investment strategy changed. In addition, prior to July 8, 2013, the fund had a sub-advisor and a different portfolio management team that operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect during the prior periods.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	14.62%	June 30, 2020
Worst Quarter	-19.10%	March 31, 2020
Year-to-Date	-23.53%	September 30, 2022
Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	12/29/2000	13.46	9.54	7.26
After tax on distribu- tions		6.64	7.25	5.72
After tax on distribu- tions and sale of fund shares		14.76	7.45	5.59
Class C before tax	12/29/2000	19.37	10.01	7.09
Class S before tax	11/15/1996	20.68	11.13	8.16
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		28.71	18.47	16.55
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
David Bianco, CFA, Chief Investment Officer Americas. Portfolio Manager of the fund. Began managing the fund in 2021.
Di Kumble, CFA, Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2021.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2018.

DWS Equity Sector Strategy Fund
Summary Prospectus December 1, 2022

Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 7th Street Suite 219151 Kansas City, MO 64105-1407
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
Hearing Impaired		For hearing impaired assistance, please call us using a relay service

The fund is generally open on days when the New York Stock Exchange is open for regular trading. If you invest with the fund directly through the transfer agent, you can open a new fund account (Class S shares only) and make an initial investment on the Internet at dws.com, by using the mobile app or by mail. You can make additional investments or sell shares of the fund on any business day by visiting the fund’s Web site, by using the mobile app, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. The ability to open new fund accounts and to transact online or using the mobile app varies depending on share class and account type. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS Equity Sector Strategy Fund
Summary Prospectus December 1, 2022 DESSF-SUM